DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 EMPLOYMENT AGREEMENT THIS EMPLOYMENT AGREEMENT (the “Agreement”), made and entered into as of the 8th day of January, 2019 (the “Effective Date”), by and between: (i) RONALD A. JORDAN, an individual currently residing at the address set forth in Section 10 below (the “Executive”) and (ii) FEDNAT HOLDING COMPANY, a Florida corporation with offices and place of business at the address set forth in Section 10 below (the “Company”). All capitalized terms used but not defined herein shall have the meanings as set forth in Appendix A hereto, which is incorporated by reference herein. P R E L I M I N A R Y S T A T E M E N T WHEREAS, the Company is engaged in the insurance business and desires to employ Executive and to secure for the Company the benefit of Executive’s experience, efforts and abilities in connection with the business of the Company, all as provided herein; and WHEREAS, the Company has and will continue to expend substantial resources in connection with the aforementioned endeavors; and WHEREAS, Executive and Company desire to set forth the terms and conditions of Executive's service to the Company as its Chief Financial Officer, among other services, and the Company's compensation of Executive in connection therewith. NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: 1. Employment. The Company desires to continue the Executive’s employment as, and the Executive agrees to continue his employment as, the Company’s Chief Financial Officer. 2. Term of Employment. Executive shall serve as the Company's Chief Financial Officer and be employed under this Agreement for a period of two (2) years beginning on the Effective Date (the “Term”). 3. Duties of Executive. So long as employed hereunder, Executive agrees to devote Executive’s full business time and energy (except during periods of vacation or personal time off as described in Section 4 or disability as described in Section 5) to the business and affairs of the Company, to perform Executive’s duties hereunder effectively, diligently and to the best of Executive’s ability and to use Executive’s best efforts, skill and abilities to promote the Company’s interests. Executive shall report to the Chief Executive Officer of the Company. Executive’s duties shall include, but are not limited to, serving as the Company’s Chief Financial Officer, together with such other executive management functions for the Company as may be determined Page 1 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 by the Chief Executive Officer. Notwithstanding the foregoing, Executive may serve on a non- profit or other board as the Company’s Chief Executive Officer may approve. 4. Compensation. For all services to be rendered by Executive to the Company during the Term of this Agreement, the Company agrees to compensate Executive and Executive agrees to accept from Employer, the following compensation: (a) Base Salary; Additional Incentive Compensation. The Company agrees to pay Executive (i) an annual base salary as determined by the Compensation Committee of the Company’s Board from time to time, payable biweekly, subject to applicable withholding and other taxes and (ii) such additional incentive compensation, as determined by the Compensation Committee in its sole discretion. In addition, Executive shall be entitled to participate in any annual incentive compensation plan, program and/or arrangements applicable to the Company’s executive officers as established and modified from time to time by the Compensation Committee in its sole discretion. (b) Medical Insurance. So long as Executive is employed by the Company, the Company agrees to provide medical insurance coverage for Executive and his family commensurate with the coverage provided by the Company for other similarly situated employees. (c) Other Benefits. Executive shall be entitled to receive such other benefits as are provided by the Company for other similarly situated employees. (d) Vacation/Personal Time. Executive shall be entitled to reasonable vacations and/or personal time off during each year of the Term of this Agreement. 5. Termination of Employment. (a) Termination by the Company for Cause. If Executive’s employment with the Company is terminated for Cause, Executive shall be entitled only to Executive’s base salary (as provided in Section 4(a) above) prorated through the date of the termination of employment and Executive shall forfeit all rights to any bonus or other incentive compensation or other benefits that may be owed to Executive but have not been paid as of the date of termination, except as may be otherwise provided under the applicable plan, program or arrangement. (b) Termination by the Company without Cause prior to a Change of Control. If during the Term of this Agreement Executive’s employment is terminated by the Company without Cause prior to a Change of Control, then in addition to any bonus or other incentive compensation or other benefits that may be owed to Executive but have not been paid as of the date of termination (the amount of any such bonus, incentive compensation or other benefits that may be due to Executive at the time of termination is hereinafter referred to as the “Accrued Obligations”), the Company will make a lump sum payment, no later than ten (10) days following such termination, to Executive in an amount equal two (2) times Executive’s annual base salary as in effect immediately prior to such termination of employment (the "Termination Severance"). Additionally, the Company will accelerate all unvested equity awards held by Executive at the time of such termination and Executive shall have no less than ninety (90) days to exercise any outstanding stock options; provided, however, in no event shall an option be exercisable beyond its stated term. In addition, the Company shall continue to provide Executive (and his family) with Page 2 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 medical insurance for a period of two (2) years after the date of such termination of employment at no cost to Executive ("Extended Medical Coverage"). Following such Extended Medical Coverage, Executive (and his family) shall be entitled to extended coverage under the terms of COBRA. (c) Death. In the event of Executive’s death, this Agreement shall automatically terminate as of the date of such death without notice to either party. In addition to the Accrued Obligations, the Company will make a lump sum payment to Executive’s estate in an amount equal to the Termination Severance. Additionally, the Company will accelerate all unvested equity awards held by Executive at the time of such death and the personal representative of Executive’s estate shall have no less than ninety (90) days to exercise any outstanding stock options; provided, however, in no event shall an option be exercisable beyond its stated term. Executive shall also be entitled to any benefits that become due and payable pursuant to any plan, program and/or arrangements providing life insurance or other death benefits for the Company’s executive officers as established and modified from time to time by the Compensation Committee in its sole discretion. The Company shall continue to provide Executive’s family with Extended Medical Coverage for a period of two (2) years after the date of Executive’s death. Following such Extended Medical Coverage, Executive’s family shall be entitled to extended coverage under the terms of COBRA. (d) Disability. In the event that Executive shall be unable to substantially perform his essential duties and responsibilities under this Agreement, with or without reasonable accommodation, by virtue of illness or physical or mental disability (from any cause or causes whatsoever) in substantially the manner and to the extent required of him hereunder prior to the commencement of such disability and Executive shall fail to perform such duties for a period of ninety (90) or more days, whether or not continuous, in any continuous one hundred and eighty (180) day period, then the Company shall have the right to terminate this Agreement and Executive’s employment with the Company as of the end of any calendar month during the continuance of such disability upon at least fifteen (15) days' prior written notice to Executive. Such determination shall be made by a licensed physician mutually selected by the Company and Executive. If the parties cannot agree on a licensed physician, each party shall select a licensed physician and the two licensed physicians shall select a third licensed physician, who shall make such determination for this purpose. Notwithstanding the foregoing, in the event that the Company maintains a long-term disability policy for the benefit of Executive (regardless of who pays the premium) the Company shall have the right to terminate this Agreement pursuant to this Section 5(d) only if Executive is determined to be disabled for purposes of collecting disability benefits under such long-term disability policy. Upon termination of this Agreement for disability, the Company will make payments to Executive in an aggregate amount equal to the Termination Severance less any amounts paid to Executive under Executive’s long-term disability policy, payable biweekly or otherwise in accordance with the Company’s payroll practices. In addition to the Accrued Obligations, the Company will accelerate all unvested equity awards held by Executive at the time of such termination of Executive’s employment for disability and Executive shall have no less than ninety (90) days to exercise any outstanding stock options; provided, however, in no event shall an option be exercisable beyond its stated term. The Company shall continue to provide Executive (and his family) with Extended Medical Coverage for a period of two (2) years after the date of such termination of employment for disability. Following such Page 3 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 Extended Medical Coverage, Executive (and his family) shall be entitled to extended coverage under the terms of COBRA. (e) Termination by the Company without Cause or by Executive for Good Reason Following a Change of Control. If Executive is employed with the Company on the date on which a Change of Control occurs (the “Change of Control Date”) and if, during the remaining Term of this Agreement after the Change of Control Date, Executive’s employment is terminated by the Company (or any successor or subsidiary) without Cause or by Executive for Good Reason, then in addition to the Accrued Obligations, the Company will make a lump sum payment to Executive in an amount equal to two (2) times the sum of (i) Executive’s annual base salary in effect immediately prior to the date of the definitive agreement for the transaction resulting in the Change of Control, plus (ii) the average of Executive’s incentive bonus (annual and long-term) awarded for the three (3) fiscal years immediately preceding such termination of employment (the "Change of Control Severance"). This payment shall be made to Executive within five (5) days following such termination of employment. Additionally, the Company will accelerate all unvested equity awards held by Executive at the time of such termination and Executive shall have no less than ninety (90) days to exercise any outstanding stock options; provided, however, in no event shall an option be exercisable beyond its stated term. In addition, the Company shall continue to provide Executive (and his family) with Extended Medical Coverage for a period of two (2) years after the date of such termination of employment. Following such Extended Medical Coverage, Executive (and his family) shall be entitled to extended coverage under the terms of COBRA. All obligations of the Company pursuant to this Agreement following a Change of Control shall be assumed by the acquirer or successor entity of the Company. (f) Termination Within Six Months Prior to a Change of Control. In the event that Executive is terminated by the Company without Cause prior to a Change of Control and a Change of Control occurs within six (6) months following such termination, then in addition to the Termination Severance made to Executive pursuant to Section 5(b) of this Agreement, Executive shall be entitled to an additional lump sum payment in an amount equal to (i) the Change of Control Severance, less (ii) the Termination Severance. Such additional payment shall be made by the acquirer or successor entity of the Company within five (5) days following the Change of Control. In addition to the Accrued Obligations, the Company will accelerate all unvested equity awards held by Executive at the time of such termination and Executive shall have no less than ninety (90) days to exercise any outstanding stock options; provided, however, in no event shall an option be exercisable beyond its stated term. To the extent permitted by applicable law, the acquirer or successor entity of the Company shall provide Executive (and his family) the Extended Medical Coverage described in Section 5(e) beginning on the date of the Change of Control. Executive (and his family) shall be entitled to extended coverage under the terms of COBRA following the Extended Medical Coverage. All obligations of the Company pursuant to this Agreement following a Change of Control shall be assumed by the acquirer or successor entity of the Company. (g) Resignation. If Executive voluntarily resigns his employment with the Company other than for Good Reason following a Change of Control and provides the Board with less than sixty (60) days’ advance written notice of such resignation, Executive’s compensation shall be reduced one (1) day for each day the advance notice is less than sixty (60) days. Such reduction shall be offset against any amounts due to Executive from the Company; provided, however, if the Page 4 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 amount due to Executive is less than the amount of such reduction, Executive agrees to reimburse the Company for the difference. In addition, Executive shall forfeit all rights to any bonus or other incentive compensation or other benefits that may be owed to Executive but have not been paid as of the date of resignation, except as may be otherwise provided under the applicable plan, program or arrangement. 6. Restrictive Covenants. Executive recognizes, acknowledges and agrees his covenants and obligations contained in his Confidential Information, Non-Solicitation and Non-Competition Agreement with the Company dated as of April 17, 2017 (the "Restrictive Covenant Agreement"), which are in full force and effect and will continue to apply throughout the Term of this Agreement and thereafter as provided in the Restrictive Covenant Agreement. For avoidance of doubt, Executive recognizes, acknowledges and agrees that all payments and benefits described in Section 5 (other than the Accrued Obligations) are made in consideration of Executive's execution and continuous compliance with the Restrictive Covenant Agreement. 7. Confidentiality Agreement. Executive recognizes, acknowledges and agrees that the documents, lists, files, records, data and other information developed and acquired by the Company, including all information developed and acquired by Executive in the course of Executive’s employment with the Company as it may exist from time to time, are considered confidential, and include, but are not limited to, all information relating to the Company’s projects, proposed projects or applications, whether existing in tangible paper form or in electronic form, whether stored on CDs, tape, cloud or other electronic storage formats (collectively, “Confidential Information”). (a) Prohibited Acts. Executive understands and agrees that all such Confidential Information is to be preserved and protected, is not to be disclosed or made available, directly or indirectly, to third persons for purposes unrelated to the objectives of the Company, without prior authorization of an executive officer of the Company, and is not to be used, directly or indirectly, for any purpose unrelated to the objectives of the Company without prior written authorization of an executive officer of the Company. (b) Continuing Obligations. Executive understands and agrees that Executive’s obligations under this Agreement, specifically including the obligations to preserve and protect and not to disclose (or make available to third persons) or use for purposes unrelated to the objectives of the Company, without prior written authorization of an executive officer of the Company, Confidential Information, continue indefinitely and do not, under any circumstances or for any reason (specifically including wrongful discharge), cease upon termination of employment; and that, in the event of termination of Executive’s employment for any reason (specifically including wrongful discharge), such Confidential Information shall remain the sole property of the Company and shall be left in its entirety in the undisputed possession and control of the Company after such termination. 8. Enforcement of Covenants. In addition to all other remedies available at law or in equity, the covenants contained in Sections 6 and 7 hereof shall be enforceable by decree of specific performance and/or injunctive relief and shall be construed as separate covenants covering competition in the geographical territory set forth, and if any court shall finally determine that the restraints provided for therein are too broad as to the area, activity or time covered, then the area, Page 5 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 activity or time covered, as the case may be, may be reduced by such court to whatever extent the court deems reasonable and such covenants shall be enforced as to such reduced area, activity or time. 9. Applicability of Clawback Policy. Notwithstanding anything in this Agreement to the contrary, payment of all amounts due and payable under this Agreement shall be subject to the Company’s Clawback Policy as may be in effect from time to time. 10. Notices. All notices, demands and other communications that may or are required to be given to or made by either party to the other in connection with this Agreement shall be in writing, shall be given by hand delivery, by overnight delivery through a nationally recognized delivery service, or by U. S. certified or registered mail, return receipt requested, postage prepaid, and shall be deemed to have been given or made when received by the addressee, addressed to the respective parties as follows: If to Executive: RONALD A. JORDAN 11095 Watercrest Circle East Parkland, FL 33076 If to Company: FEDNAT HOLDING COMPANY 14050 N.W. 14th Street, Suite 180 Sunrise, Florida 33323 Attn: Corporate Secretary 11. Miscellaneous. (a) This Agreement has been executed in and shall be governed and construed in accordance with the laws of the State of Florida. (b) Unless otherwise provided herein, all rights, powers, and privileges conferred hereunder upon the parties shall be cumulative and not restrictive of those given by law. (c) No failure of any party hereto to exercise any power given such party hereunder or to insist upon strict compliance by the other party with its obligations hereunder, and no customary practice of the parties at variance with the terms hereof, shall constitute a waiver of a party’s right to demand exact compliance with the terms hereof. (d) Time is of the essence in complying with the terms, conditions and provisions of this Agreement. (e) This Agreement and the Restrictive Covenant Agreement contain the entire agreement of the parties hereto pertaining to the subject matter hereof, and no representations, inducements, promises or agreements between the parties not contained herein shall be of any force or effect. (f) This Agreement is binding upon and shall inure to the benefit of the Company, its successors and assigns and Executive and his respective heirs, personal representatives, successors and assigns. Page 6 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 (g) Any amendment to this Agreement shall not be binding upon the parties to this Agreement unless such amendment is in writing and due executed by all the parties hereto. (h) In the event any litigation or controversy arises out of or in connection with this Agreement between the parties hereto, the prevailing party in such litigation or controversy shall be entitled to recover from the other party or parties all reasonable attorney’s fees, expenses and suit costs, including those associated with any appellate or post-judgment collection proceeding. 12. Section 409A Compliance. (a) General. It is the intention of both the Company and Executive that the benefits and rights to which Executive is entitled pursuant to this Agreement comply with Code Section 409A, to the extent that the requirements of Code Section 409A are applicable thereto, and the provisions of this Agreement shall be construed in a manner consistent with that intention. If Executive or the Company believes, at any time, that any such benefit or right that is subject to Code Section 409A does not so comply, it shall promptly advise the other and shall negotiate reasonably and in good faith to amend the terms of such benefits and rights such that they comply with Code Section 409A (with the most limited possible economic effect on Executive and on the Company). (b) Distributions on Account of Separation from Service. To the extent required to comply with Code Section 409A, for purposes of determining the timing of payment of any amount or benefit required to be paid under this Agreement on account of termination of Executive’s service (or any other similar term), any reference to termination of employment or similar terms shall be defined as a "separation from service" with respect to Executive within the meaning of Code Section 409A. Further, notwithstanding anything in this Agreement to the contrary, all severance payments payable under this Agreement shall be paid to Executive no later than the last day of the second calendar year following the calendar year in which occurs the date of Executive’s termination of employment. (c) No Acceleration of Payments. Neither the Company nor Executive, individually or in combination, may accelerate any payment or benefit that is subject to Code Section 409A, except in compliance with Code Section 409A and the provisions of this Agreement, and no amount that is subject to Code Section 409A shall be paid prior to the earliest date on which it may be paid without violating Code Section 409A. (d) Six Month Delay for Specified Employees, Establishment of Rabbi Trust. In the event that Executive is a “specified employee” (as described in Code Section 409A), and any payment or benefit payable pursuant to this Agreement constitutes deferred compensation under Code Section 409A, then the Company and Executive shall cooperate in good faith to undertake any actions that would cause such payment or benefit not to constitute deferred compensation under Code Section 409A. In the event that, following such efforts, the Company determines (after consultation with its counsel and tax advisors) that such payment or benefit is still subject to the six (6) month delay requirement described in Code Section 409A(2)(b) in order for such payment or benefit to comply with the requirements of Code Section 409A, then no such payment or benefit shall be made before the date that is six (6) months after Executive’s “separation from service” (as described in Code Section 409A) (or, if earlier, the date of Executive’s death). Any payment or Page 7 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 benefit delayed by reason of the prior sentence (the “Delayed Payment”) shall be paid out or provided in a single lump sum at the end of such required delay period in order to catch up to the original payment schedule. Notwithstanding anything in this Agreement to the contrary, if a Change of Control occurs prior to Executive receiving the Delayed Payment, the Company shall establish and fund a "rabbi trust" in substantially the form described in IRS Rev. Proc. 92-64 in an amount of money that is at all times at least equal to the amount of any payment or benefit being delayed. The Company shall be required to establish and fund such "rabbi trust" within seven (7) days following the later of (i) the date Executive becomes entitled to the Delayed Payment or (ii) the occurrence of such Change of Control and such trust shall be established with a nationally recognized banking institution with experience in serving as trustee for such matters and pursuant to such documentation as recommended by outside counsel to the Company. (e) Treatment of Each Installment as a Separate Payment. For purposes of applying the provisions of Code Section 409A to this Agreement, each separately identified amount to which Executive is entitled under this Agreement shall be treated as a separate payment. In addition, to the extent permissible under Code Section 409A, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments. (f) Reimbursements. Payments with respect to reimbursements of expenses or benefits or provision of fringe or other in-kind benefits that are not otherwise exempt from Code Section 409A shall be made on or before the last day of the calendar year following the calendar year in which the relevant expense or benefit is incurred. The amount of expenses or benefits eligible for reimbursement, payment or provision during a calendar year shall not affect the expenses or benefits eligible for reimbursement, payment or provision in any other calendar year. 13. Golden Parachute Payments. In the event that any payment made to Executive under this Agreement (a "Payment"), either alone or together with other "parachute payments" (as defined in Section 280G(b)(2)(A) of the Code), would constitute an "excess parachute payment" (as defined in Section 280G(b)(1) of the Code), such Payment shall be reduced to the largest amount as will result in no portion of the Payment being subject to the excise tax imposed by Section 4999 of the Code (the "Reduced Payment"), provided, however, no reduction to the Payment shall occur if the Payment, less any excise tax that would be imposed on such payment pursuant to Section 4999 of the Code, would be greater than the Reduced Payment. [SIGNATURES ON FOLLOWING PAGE] Page 8 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 IN WITNESS WHEREOF, the parties hereto have caused this Employment Agreement to be executed effective as of the Effective Date. EXECUTIVE: RONALD A. JORDAN FEDNAT HOLDING COMPANY a Florida corporation By: Name: Michael H. Braun Title: Chief Executive Officer Page 9 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 APPENDIX A DEFINITIONS “Board” shall mean the Board of Directors of FedNat Holding Company. “Cause” shall mean that: (i) there has been a good faith determination by the Board that Executive has willfully refused or grossly neglected to perform the duties reasonably assigned to him by the Chief Executive Officer, with notice and an opportunity to cure; (ii) Executive shall have committed a material breach of any term or condition of this Agreement; (iii) Executive shall have continued to fail to comply with the written policies and procedures of the Company, as may be in effect from time to time; or (iv) Executive is convicted during the Term of this Agreement of a felony involving moral turpitude. Prior to terminating Executive for Cause under clauses (i), (ii) or (iii) above, the Company shall provide Executive with at least ten (10) days’ written notice of the breach and an opportunity to cure the breach. If Executive does not cure the breach during this period to the satisfaction of the Chief Executive Officer, in his reasonable discretion, the Company may terminate Executive for Cause. If Executive is terminated under clause (iv) above, his termination will be immediate upon the date of the conviction and no written notice is required by the Company. “Change of Control” shall be deemed to have taken place if: (1) any person, including a “group” as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, becomes the owner or beneficial owner of Company securities, after the date of this Agreement, having 50% or more of the combined voting power of the then outstanding securities of the Company that may be cast for the election of directors of the Company (other than as a result of an issuance of securities initiated by the Company, or open market purchases approved by the Board, as long as the majority of the Board approving the purchases is the majority at the time the purchases are made), or (2) the persons who were directors of the Company before such transactions shall cease to constitute a majority of the Board, or any successor to the Company, as the direct or indirect result of or in connection with, any cash tender or exchange offer, merger or other business combination, sale of assets or contested election, or any combination of the foregoing transactions. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur unless it constitutes a “change in control event” within the meaning of Section 1.409A-3(i)(5) of the Treasury Regulations promulgated under Section 409A. “COBRA” shall mean the Consolidated Omnibus Budget Reconciliation Act, as amended, and the regulations promulgated thereunder. Page 10 of 11 4816-3347-7232.6

DocuSign Envelope ID: D773647E-E1F3-46D3-967A-EBB5FFE118A7 "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. "Code Section 409A" shall mean Section 409A of the Code and its implementing regulations and guidance. "Good Reason" shall mean the occurrence of one of the following conditions: (1) a material reduction in Executive's base compensation; (2) a material reduction in the overall benefits package available to Executive as compared to Executive’s benefits package in effect immediately prior to the date of the definitive agreement for the transaction resulting in the Change of Control; (3) a material diminution in Executive's authority, duties, or responsibilities, including a requirement that Executive report to a corporate officer or employee instead of reporting directly to the Board; (4) a material diminution in the budget over which Executive retains authority; (5) a change of more than 15 miles in the geographic location at which Executive must perform the services; or (6) any other action or inaction that constitutes a material breach by the Company of this Agreement. Notwithstanding the foregoing, Executive shall not be deemed to have terminated this Agreement for Good Reason unless: (i) Executive terminates this Agreement no later than two (2) years following the initial existence of one or more of the above referenced conditions; and (ii) Executive provides to the Company a written notice of the existence of the above-referenced condition(s) within ninety (90) days following the initial existence of such condition(s) and the Company fails to remedy such condition(s) within 30 days following the receipt of such notice. Page 11 of 11 4816-3347-7232.6